   EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nevada Gold & Casinos, Inc. (the “Company”) on Form 10-K as amended by Form 10-K/A Amendment No. 1 for the fiscal year ended April 29, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert B. Sturges, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)), as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Robert B. Sturges
Robert B. Sturges, Chief Executive Officer
August 24, 2007